UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2015

PERRIGO COMPANY PLC

(Exact name of registrant as specified in its charter)

Commission file number 001-36353

Ireland	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Treasury Building, Lower Grand Canal Street, Dublin 2, Ireland	Not Applicable
(Address of principal executive offices)	(Zip Code)

+353 1 7094000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD.

On April 24, 2015, Mylan N.V. (“Mylan”) issued a public announcement pursuant to Rule 2.5 of the Irish Takeover Panel Act, 1997, Takeover Rules, 2013 (the “Irish Takeover Rules”), setting forth its intention to commence an offer to acquire all of the outstanding share capital of Perrigo Company plc (“Perrigo” or the “Company”). On September 14, 2015, Mylan N.V. (“Mylan”) commenced an unsolicited exchange offer (the “Offer”) to acquire all of the ordinary shares of Perrigo. On September 17, 2015, Perrigo filed a solicitation/recommendation statement on Schedule 14D-9 (the “Schedule 14D-9”) that also constitutes a response document pursuant to the Irish Takeover Rules in response to the Offer.

In accordance with the Irish Takeover Rules, where Perrigo gives earnings guidance or a cash flow forecast (known as a profit forecast under the Irish Takeover Rules), those profit forecasts must be repeated in the response document sent to Perrigo shareholders and certain attestations to those profit forecasts must also be provided. As Perrigo has previously publicly disclosed earnings guidance and a cash flow forecast for calendar year 2015, those profit forecasts have been repeated in the Schedule 14D-9 in Appendix II thereof, and are also repeated in a letter from Perrigo (the “Profit Forecast Document”) being mailed to Perrigo shareholders with the Schedule 14D-9. In addition to setting out such profit forecasts, the Profit Forecast Document includes a report from Perrigo’s auditor, Ernst & Young LLP, confirming that the Perrigo profit forecasts have been properly compiled on the basis of the assumptions made by the directors of Perrigo and the basis of accounting used is consistent with the accounting policies of Perrigo, and from Perrigo’s financial advisor, Morgan Stanley & Co. LLC through its affiliate Morgan Stanley & Co. International plc, confirming that it considers that the Perrigo profit forecasts have been made with due care and consideration, each prepared solely for the purposes of complying with Rule 28.3 of the Irish Takeover Rules. The Profit Forecast Document is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Report and the document included as Exhibit 99.1 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	Profit Forecast Document

Signature

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERRIGO COMPANY PLC
(Registrant)

	By:	/s/ Todd W. Kingma
Dated: September 17, 2015		Todd W. Kingma
Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit 99.1	Profit Forecast Document